Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph A. Young, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Finisar Corporation (the “Company”) on Form 10-Q for the three months ended July 28, 2019 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	September 4, 2019	/s/ Joseph A. Young
Joseph A. Young
Interim Office of the Chief Executive
(Co-Principal Executive Officer)

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Todd Swanson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Finisar Corporation (the “Company”) on Form 10-Q for the three months ended July 28, 2019 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	September 4, 2019	/s/ Todd Swanson
Todd Swanson
Interim Office of the Chief Executive
(Co-Principal Executive Officer)